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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report :        October 25, 1999

                             LanVision Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-28132               31-1455414
-----------------------------  --------------------  -------------------------
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)          Identification No.)

               4700 Duke Drive, Suite 170, Mason, Ohio 45040-9374
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(Address of principal executive officels)

Registrant's telephone number, including area code        (513) 794-7100
                                                  ------------------------------
Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events.

         On October 25, 1999 Registrant announced that it will seek to continue the listing of its Common Stock on the Nasdaq National Market or, alternatively, to transfer the listing of its Common Stock to the Nasdaq Small Cap Market after Registrant was notified that it is currently not in compliance with Nasdaq's National market listing standards. See full text of the News Release attached as Exhibit 99.

Item 6.  Resignations of Registrant's Directors.

Item 7.  Financial Statements and Exhibits.

    Exhibit No.                Description of Exhibit
    -----------                ----------------------

        99                     News Release dated October 25, 1999 of LanVision
                               Systems, Inc.


Item 8.  Change in Fiscal Year


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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LanVision Systems, Inc.

Date: October 25, 1999                 By: /s/ J. Brian Patsy
                                               J. Brian Patsy
                                               Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit No.                Description of Exhibit
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   99                      News Release of LanVision Systems, Inc.
                           Dated October 25, 1999

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